                               POWER OF ATTORNEY

      Know  all  by  these  presents,  that  the  undersigned  hereby authorizes
Kathlene Smith and  Noah Mesel of  Unwired Planet, Inc.,  a Delaware corporation
(the  "Company"),  to execute  for  and on  behalf  of the  undersigned,  in the undersigned's capacity as an Officer of the  Company, Forms 3, 4 and 5, and  any
amendments thereto, and cause  such form(s) to be  filed with the United  States
Securities and Exchange Commission pursuant  to Section 16(a) of the  Securities
Act of 1934, relating to the undersigned's beneficial ownership of securities in the Company. The undersigned hereby  grants to such attorney-in-fact full  power and  authority  to  do  and  perform any  and  every  act  and  thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the  rights and  powers  herein  granted,  as  fully to  all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full power  of substitution or revocation,  hereby ratifying and  confirming all such  attorney
-in-fact, or such attorney-in-fact's  substitute or substitutes, shall  lawfully do or cause to be  done by virtue of this  power of attorney and the  rights and powers herein granted. The undersigned acknowledges that the foregoing  attorney
-in-fact, in serving in such capacity at the request of the undersigned, is  not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

      This Power of  Attorney shall remain  in full force  and effect until  the earliest of: (1) the undersigned is no longer required to file Forms 3, 4 and  5 with respect to the undersigned's  holdings of, and transactions in,  securities issued by the Company; (2) this Power of Attorney is revoked by the  undersigned in a signed writing delivered to the foregoing attorney-in-fact; or (3) as to  a specific  attorney-in-fact, the  employment of  such attorney-in-fact  with the
Company is terminated.

      IN WITNESS WHEREOF, the undersigned  has caused this Power of  Attorney to be executed as of this 3rd day of December, 2015.

                                          /s/ Taylor O. Harmeling
                                          -------------------------------
                                          Taylor O. Harmeling